Exhibit 10.23

Credit Contract

(Contract No. :  [2016-0170])

Borrower: Chongqing Penglin Food Co. Ltd.

Address: 128 Xinyuan Road, Zhenxi Town, Beiling District, Chongqing City

Legal representative: Zeshu Dai

Lender: Chongqing Dadukou Village & Township Bank

Ⅰ.Loan

1.	Type: Liquid capital loan

2.	Purpose: working capital

3.	Currency: RMB.

4.	Amount: ¥6,500,000

5.	Term: long term

6.	Period: 2 years, from June 15, 2016 to June 14, 2018

Ⅱ. Loan interest rate, interest calculation and interest settlement

1.	Loan interest rate: Fixed rate, Annual interest rate is 9%.

2.	Penalty interest rate:

If Borrower does not repay the loan on time, Penalty interest rate is the loan interest plus 30bp.

If the loan is used in violation of the purpose of this contract, the penalty interest will be increased 50bp of the loan interest under this contract.

3. Loan interest shall be settled monthly on the 20th day of each month.

III.	Guarantee:

1.	The guarantee type for performance of this contract is guarantee and pledge.

Name of Guarantor and Pledge	Contract No.	Guarantee Type
Chongqing Penglin food Co. Ltd. Chongqing Guang’an Yongpeng food Co. Ltd. Chongqing Mingwen food Co. Ltd.	AA20-02.06d AA20-02.06b AA20-02.06c	Guarantee Guarantee Guarantee
Mingwen Wang	AA20-02.06a	Guarantee
Zeshu Dai	AA20-02.06a	Guarantee
Penglin Wang	AA20-02.06a	Guarantee
Yong Wang	AA20-02.06a	Guarantee

IV.	Repayment of Loan Principal
1.	Loan shall be settled monthly on the 20th day of each month.

V.	Miscellaneous:
1.	If Party A doesn’t perform or doesn’t fully perform its contractual obligations, it is willing to accept enforcement based on the law.
2.	Any agreement on the amount of credit doesn’t mean lender must give the amount to the borrower. The lender has the right to adjust the amount and the borrower irrevocably agrees and confirms.
3.	This contract comes into effect upon execution by legal representative of each party and stamped by both parties.

Lender: /s/ Chongqing Dadukou Village & Township Bank

Borrower: /s/ Chongqing Penglin Food Co. Ltd.

Execution date: June 14, 2016